Exhibit 10(a)

May 24, 2004

Re:	Credit Agreement (the “Credit Agreement”) dated as of March 12, 2004 among Westar Energy, Inc., as Borrower, the Several Lenders Party Thereto, JPMorgan Chase Bank, as Administrative Agent, The Bank of New York, as Syndication Agent, and Citibank, N.A., Union Bank of California, N.A., and Wachovia Bank, National Association, as Documentation Agents, and the First Mortgage Bonds of the Borrower and Kansas Gas and Electric Company (“KGE”). Capitalized terms have the meaning set forth in the Credit Agreement.

The Lenders under the Credit Agreement

c/o The Administration Agent

Gentlemen:

As you know, the Borrower and KGE have financed or refinanced the acquisition, construction and installation of pollution control equipment through the issuance of pollution control bonds secured by pledges of their First Mortgage Bonds. The Administrative Agent and the Borrower believe that the existing pollution control bonds and their refinancings, as well as pledges to support pollution control bonds of First Mortgage Bonds that are otherwise permitted under the Credit Agreement, are intended to be permitted under the Credit Agreement, but since the Borrower is in the process of refinancing one or more of these pollution control bonds, we want to avoid any misinterpretation of the negative pledge clause in the Credit Agreement. The Borrower seeks your consent to (i) include an express reference to those pollution control bonds and related Liens outstanding as of the Closing Date in Schedule 6.2(f) “Existing Liens” of the Credit Agreement as permitted Liens under the Credit Agreement and (ii) insert “(or secured by bonds issued)” prior to “under the Indentures” in the second line of Section 6.2(m) of the Credit Agreement to more clearly provide that First Mortgage Bonds of the Borrower and KGE that are otherwise permitted to be issued may also be pledged, all within the existing limits of that Section on the aggregate principal amount of First Mortgage Bonds that can be issued.

Please indicate your consent to the Administrative Agent and each of the Loan Parties making the foregoing supplements and modifications to the Credit Agreement by inserting the name of your institution and signing in the space indicated below.

Thank you very much for your attention to this matter.

Very truly yours,

/s/ Greg A. Greenwood
Greg A. Greenwood
Treasurer

We hereby consent to such supplements and modifications:

Name of Lender:	Bank One NA

By:	/s/ Jane Bekkeil
Name:	Jane Bekkeil
Title:	Director

Name of Lender:	The Bank of New York

By:	/s/ Nathan S. Howard
Name:	Nathan S. Howard
Title:	Vice President

Name of Lender:	Barclays Bank PLC

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

Name of Lender:	Credit Swisse First Boston Acting Through Its Cayman Islands Branch

By:	/s/ James P. Moran	/s/ Denise L. Alvarez
Name:	James P. Moran	Denise L. Alvarez
Title:	Director	Director

Name of Lender:	CITICORP NORTH AMERICA, INC.

By:	/s/ Robert J. Harrity, Jr.
Name:	Robert J. Harrity, Jr.
Title:	Managing Director

Name of Lender:	Commerzbank AG, New York and Grand Cayman Branches

By:	/s/ Andrew Kjoller	/s/ Steve R. Pottle
Name:	Andrew Kjoller	Steven Pottle
Title:	Vice President	Vice President

Name of Lender:	Deutsche Bank AG New York Branch

By:	/s/ Joel Makowsky	/s/ Richard Henshall
Name:	Joel Makowsky	Richard Henshall
Title:	Director	Director

Name of Lender:	JP Morgan Chase Bank

By:	/s/ Peter M. Ling
Name:	Peter M. Ling
Title:	Managing Director

Name of Lender:	LaSalle Bank National Association

By:	/s/ Meghan C. Payne
Name:	Meghan C. Payne
Title:	First Vice President

Name of Lender:	Lehman Commercial Paper Inc.

By:	/s/ Janine M. Shugan
Name:	Janine M. Shugan
Title:	Authorized Signatory

Name of Lender:	Union Bank of California, N.A.

By:	/s/ Kevin M. Zitar
Name:	Kevin M. Zitar
Title:	Vice President

Name of Lender:	UMB Bank, N.A.

By:	/s/ David A. Proffitt
Name:	David A. Proffitt
Title:	Senior Vice President

Name of Lender:	U.S. Bank National Association

By:	/s/ John P. Mills
Name:	John P. Mills
Title:	Vice President

Name of Lender:	WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ D. Mitch Wilson
Name:	D. Mitch Wilson
Title:	Vice President